® HOSTESS BRANDS Consumer Analyst Group of New York Conference February 2017

® DISCLAIMER Forward Looking Statements This investor presentation contains statements reflecting our views about our future performance that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered as forward-looking statements. All forward looking statements included herein are made only as of the date hereof. Hostess undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to, maintaining, extending and expanding our reputation and brand image; protecting our intellectual property rights; leveraging our brand value to compete against lower-priced alternative brands; correctly predicting, identifying and interpreting changes in consumer preferences and demand and offering new products to meet those changes; operating in a highly competitive industry; our continued ability to produce and successfully market products with extended shelf life; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; increased costs in order to comply with governmental regulation; general political, social and economic conditions; a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; our insurance may not provide adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; our ability to achieve expected synergies and benefits and performance from our strategic acquisitions; dependence on key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth from time to time in our Securities and Exchange Commission filings. Industry and Market Data In this Investor Presentation, Hostess relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Hostess has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), Adjusted EBITDA Margin and Free Cash Flow. In this Investor Presentation, Adjusted EBITDA and Adjusted EBITDA Margin exclude certain add-backs. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total revenues. Free Cash Flow conversion is defined as Adjusted EBITDA minus capital expenditures divided by Adjusted EBITDA. You can find the reconciliation of these measures to the nearest comparable GAAP measures in the Appendix. Hostess believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Hostess’ financial condition and results of operations. Hostess’ management uses these non-GAAP measures to compare Hostess’ performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Hostess’ board of directors. Hostess believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and other non-GAAP measures differently, and therefore Hostess’ Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill 3 32 67 Text ® Horizontal Center V e rtic a l Ce n te r L e ft Co n te n t M a rg in Headline Baseline Subheadline Baseline Body Copy Baseline Bottom Content Margin Date/Footer/Page Number Baseline R ig h t Co n te n t M a rg in DEAN METROPOULOS Executive Chairman Founder and Executive Chairman of Metropoulos & Co. More than 30 years of successful experience revamping iconic brands throughout the consumer space Strong track record of growing revenues, reducing costs and enhancing capital efficiency of portfolio companies

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill 3 32 67 Text ® Horizontal Center V e rtic a l Ce n te r L e ft Co n te n t M a rg in Headline Baseline Subheadline Baseline Body Copy Baseline Bottom Content Margin Date/Footer/Page Number Baseline R ig h t Co n te n t M a rg in BILL TOLER President & CEO Former CEO and President of AdvancePierre Foods and former President of Pinnacle Foods More than 30 years of executive experience in the food and consumer sector Proven track record for brand growth, strategic planning and operations

BUSINESS OVERVIEW 1 2 3 4 LEADER OF CATEGORY GROWTH GROWTH DRIVERS FINANCIAL OVERVIEW ®

BUSINESS OVERVIEW 1 ®

Iconic Brands With Nearly 100-year History Snacking Trends Create Tailwinds for Growth Strong Market Share Momentum & Brand Innovation Best-in-class Financial Position KEY BUSINESS THEMES ®

® BUSINESS TRANSFORMATION Hostess Brands Warehouse Model Shelf-life Technology

ICONIC BRAND Delivering Classic Sweet Treats

EMOTIONAL BRAND CONNECTION U.S. consumers share a special emotional relationship with the 96 year old Hostess, a brand that defines the rapidly growing “Indulgent Snacking” trend 96 Year history 90%+ Brand awareness Notes:. Harmon Atchison, Awareness, Use and Status Perception Study, 12/8/14

® SIGNIFICANT GROWTH SINCE RE-LAUNCH WITH MEANINGFUL UPSIDE POTENTIAL Notes: Superior Cake Products, Inc. figures are unaudited based upon actual/estimated results and do not contain any adjustments as a result of applying purchase accounting. Some figures may not add up exactly due to rounding. See Appendix for an explanation of all non-GAAP measures and a reconciliation to the most comparable GAAP measures. Net Revenue ($ in millions) $555 $621 $679 $27 $33 $39 $582 $654 $718 2014A 2015A LTM 9/30/16A Total increase $136M 10% Hostess Standalone Superior Standalone 12%

SINCE THE RELAUNCH, HOSTESS HAS… Established a best-in-class financial position Strong and sustainable top-line growth Industry-leading EBITDA margins of ~29%(1) Significant Adjusted EBITDA to Free Cash Flow Conversion(2) Clean balance sheet — No legacy issues (1) See Appendix for an explanation of all non-GAAP measures and a reconciliation to the most comparable GAAP measures. (2) Defined as (Adj. EBITDA – Capex) / Adj. EBITDA. Capex includes maintenance capex and expansion capex. ®

SINCE THE RELAUNCH, HOSTESS HAS… Created a compelling growth story Powerful Hostess brand Aggressive capital investment Competitively advantaged business model Compelling growth story ® =

LEADER OF CATEGORY GROWTH 2 ®

® $2.63 $3.39 $4.39 $4.42 $4.75 SELLING AT A PREMIUM PRICE POINT Notes: Hostess data does not include Superior. The Company has transitioned to a new Nielsen database for Market Share and Industry Data, all prior periods have been restated utilizing the updated database. Source: Nielsen U.S. total universe, 52 weeks ending 12/31/2016. ($ / lb.) Total increase $136M 10% 81% premium SBG Avg. $3.64 Private label ®

® LEADING CATEGORY GROWTH Notes: Hostess data does not include Superior. The Company has transitioned to a new Nielsen database for Market Share and Industry Data, all prior periods have been restated utilizing the updated database. (1) Nielsen U.S. total universe, 12 weeks ending 10/13/2012 compared to 12 weeks ending 1/26/2013. (2) Nielsen U.S. total universe, 52 weeks ending 12/31/2016 compared to 52 weeks ending 7/6/2013. (3) Nielsen U.S. 52 weeks ending 12/31/2016. Market share based on retail sales dollars. Total increase $136M 10% Category Growth Hostess Contribution to Category Growth(3) Recent 52 weeks (8%) 14% Hostess hiatus (1) Category growth (2) since relaunch 100.5% (0.5%) Hostess All Other

STRONG MARKET POSITION IN KEY SEGMENTS

SBG – $6.5 billion
of retail sales in 2016,
14% increase
since relaunch



32%
Snack Cakes
$1.7B
Twinkies®, Zingers®, CupCakes, Ding Dongs®, Ho Hos®
23%
Donuts
$1.5B
Donettes
Breakfast pastries, Danish $1.3B
Danish, Honey Buns, Sweet Rolls
7%
Pies, Bars & Other $439M
Fruit Pie
9%
$814M SBG Cookies
$306M Blondies, Brownies
11%
Mini and Jumbo Muffins
$479M Muffins
10%

Sub-category where Hostess does not currently participate

= Hostess Percent of Dollar Share

Source: Nielsen U.S. total universe, 52 weeks ending 12/31/16

Note: Hostess data does not include Superior. The Company has transitioned to a new Nielsen database for Market Share and Industry Data, all prior periods have been restated utilizing the updated database.

Note: Sweet Baked Goods category includes items determined to be 'Commercial Sweet Baked Goods' (items wrapped for individual sale); All Fresh Bakery products are excluded from the scope; Sunbelt Granola Bars are the only Granola Bars included – because they are a part of McKee's total SBG business and targeted for sale with SBG items. Only SBG Cookies or non-traditional aisle-cookies are included (e.g., Nutty Fudge Bars, Oatmeal Cream Sandwiches, Whoopie Pies)

® 11.1% 13.7% 15.6% 16.7% 22.8% 2H13 2014 2015 2016 OldCo STRONG GROWTH MOMENTUM(1) Notes: Hostess data does not include Superior. (1)Hostess market share, Total Nielsen Universe. Nielsen U.S. 24 weeks ending 10/13/2012, 52 weeks ending 1/4/2014, 52 weeks ending 1/3/2015, 1/2/2016, and 52 weeks ending 12/31/2016. Market share based on retail sales dollars. The Company transitioned to a new Nielsen database for Market Share and Industry Data; all prior periods have been restated utilizing the updated database. Despite two years of rapid gains, Hostess still has room to grow Market Share (Nielsen Total Universe)

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill 3 32 67 Text ® Horizontal Center V e rtic a l Ce n te r L e ft Co n te n t M a rg in Headline Baseline Subheadline Baseline Body Copy Baseline Bottom Content Margin Date/Footer/Page Number Baseline R ig h t Co n te n t M a rg in GROWTH DRIVERS 3

® COMPETITIVELY ADVANTAGED BUSINESS MODEL Warehouse model Close partnerships with third party distributors Enhanced in-store merchandizing capabilities Compelling retailer economics Expanded distribution reach

® BROAD CHANNEL OPPORTUNITY Source: Hostess market share, Total Nielsen Universe. Nielsen U.S. 12 weeks ending 10/31/2012 compared to 52-weeks ending 12/31/2016. Market share based on retail sales dollars. The Company has transitioned to a new Nielsen database for Market Share and Industry Data, all prior periods have been restated utilizing the updated database Small Format $ Share Comparison $94M $2.3B 2016 Old Co Total Category Size $319M 26.3 0.9 33.2 49.0 19.5 21.2 Total US Drug Total US Dollar Total US Convenience

BROAD CHANNEL OPPORTUNITY

Large Format $ Share Comparison


19.3
16.8
19.1
12.2
1.7
1.8
Total US Club (excludes Costco)
Total US Mass
Total US Food
$267M
$1.3B
$2.3B
Total Category Size
Old Co
2016

Source: Hostess market share, Total Nielsen Universe. Nielsen U.S. 12 weeks ending 10/31/2012 compared to 52-weeks ending 12/31/2016. Market share based on retail sales dollars.

Club does not include Costco, only Sam's and BJ's.

The Company has transitioned to a new Nielsen database for Market Share and Industry Data, all prior periods have been restated utilizing the updated database

® OPPORTUNITIES FOR THE FUTURE Rebuild Core Business Innovation & Line Extensions White Space

® REBUILD CORE PRODUCTS More items in more stores Continue to build distribution Drive penetration in channels unlocked by our warehouse model

® 2016 INNOVATION & LINE EXTENSIONS Drive penetration in channels unlocked by our warehouse model The Return of Suzy Q Brownie Innovation Twinkies Innovation New & Improved Whole Grain Mini Muffins Premium Seasonal E-Commerce Notes: M&M’s is a registered trademarks of Mars, Incorporated. Ghostbusters is a registered trademark of Columbia Pictures Industries, Inc.

® 2017 INNOVATION & LINE EXTENSIONS Drive penetration in channels unlocked by our warehouse model Cinnamon Sugar Crunch Donettes White Fudge Twinkies Innovation Peanut Butter Apple Streusel Cupcake Expansion

® WHITE SPACE …IN-STORE BAKERY IS A COMPELLING OPPORTUNITY Source: Nielsen Perishable Group, In Store Bakery, 52 Weeks ending 12/31/16. Total In Store Bakery $11.6 Billion for 52wks ending 12/31/16. ISB - $ Share In-store bakery (sweets) is a $8.2 billion category Breakfast Bakery 30% Desserts and Sweet Snacks 70%

® WHITE SPACE …IN-STORE BAKERY IS A COMPELLING OPPORTUNITY

® WHITE SPACE Drive penetration in channels unlocked by our warehouse model Frozen Aisle Schools Club Channel Licensing Canada Foodservice

DIFFERENTIATED BUSINESS MODEL DRIVES CONTINUED GROWTH Hostess is well positioned for future growth… Warehouse distribution unique in SBG category Supports strength of innovation pipeline and speed-to-market Compelling opportunity for continued market share and volume gains across distribution channels ®

FINANCIAL OVERVIEW 4 ®

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill 3 32 67 Text ® Horizontal Center V e rtic a l Ce n te r L e ft Co n te n t M a rg in Headline Baseline Subheadline Baseline Body Copy Baseline Bottom Content Margin Date/Footer/Page Number Baseline R ig h t Co n te n t M a rg in TOM PETERSON EVP & CFO Served as Hostess Corporate Controller since relaunch and promoted to CFO in March 2016 Formerly a Managing Director at FTI Consulting and on the restructuring team of Legacy Hostess More than 20 years of accounting and finance expertise in a broad range of industries

® SIGNIFICANT GROWTH SINCE RE-LAUNCH WITH MEANINGFUL UPSIDE POTENTIAL Notes: Superior Cake Products, Inc. figures are unaudited based upon actual/estimated results and do not contain any adjustments as a result of applying purchase accounting. Some figures may not add up exactly due to rounding. See Appendix for an explanation of all non-GAAP measures and a reconciliation to the most comparable GAAP measures. Net Revenue ($ in millions) $555 $621 $679 $27 $33 $39 $582 $654 $718 2014A 2015A LTM 9/30/16A Total increase $136M 10% Hostess Standalone Superior Standalone 12%

® SIGNIFICANT GROWTH SINCE RE-LAUNCH WITH MEANINGFUL UPSIDE POTENTIAL Notes: Superior Cake Products, Inc. figures are unaudited based upon actual/estimated results and do not contain any adjustments as a result of applying purchase accounting. Some figures may not add up exactly due to rounding. See Appendix for an explanation of all non-GAAP measures and a reconciliation to the most comparable GAAP measures. (1) Gross profit figures exclude special employee incentive compensation in 2015A of $2.6 million Gross Profit (1) ($ in millions) Hostess Standalone Superior Standalone $234 $265 $296 $5 $7 $10 $239 $272 $306 2014A 2015A LTM 9/30/16A % Margin 41% 42% 43%

STRONG MARGIN PROFILE Established margin structure driven by… The health of the SBG category Hostess is a leading brand sold at a premium price Highly efficient operating model ®

® $145 $178 $202 $2 $4 $6 $147 $182 $208 2014A 2015A LTM 9/30/16A Notes: Superior Cake Products, Inc. figures are unaudited based upon actual/estimated results and do not contain any adjustments as a result of applying purchase accounting. Some figures may not add up exactly due to rounding. See Appendix for an explanation of all non-GAAP measures and a reconciliation to the most comparable GAAP measures. Adjusted EBITDA ($ in millions) Hostess Standalone Superior Standalone % Margin 25% 28% 29% SIGNIFICANT GROWTH SINCE RE-LAUNCH WITH MEANINGFUL UPSIDE POTENTIAL

® AGGRESSIVE CAPITAL INVESTMENT Distribution center (third-party) Headquarters Baking facility Kansas City, MO ~$150 million of capital invested in operations and systems

® SUSTAINABILITY OF MARGINS Pricing Manufacturing SG&A and Distribution

ATTRACTIVE MARGINS RELATIVE TO PEERS Best-in-class financial position Approximately 29% LTM 9/30/16 Adjusted EBITDA Margins 85.8% LTM 9/30/16 Free Cash Flow Conversion (1) ® Notes: LTM as of 9/30/2016. (1) FCF conversion defined as (Adj. EBITDA-Capex) / Adj. EBITDA. Represents LTM 9/30/2016 Hostess FCF Conversion; Adj. EBITDA - $207.4 million, Capex $29.4 million; Hostess LTM 9/30/16 FCF Conversion of 85.8% Hostess’ competitively advantaged business model contributes to its best in class margins

APPENDIX 5 ®

HOSTESS NON-GAAP RECONCILIATIONS (UNAUDITED)

	Twelve Months Ended 30-Sep-16	Nine Months Ended 30-Sep-16	Three Months Ended 30-Sep-16	Twelve Months Ended 31-Dec-15	Nine Months Ended 30-Sep-15	Three Months Ended 30-Sep-15	Twelve Months Ended 31-Dec-14
Net income (loss)	$98.7	$81.5	$33.5	$88.8	$71.6	($4.1)	$81.5
Plus non-GAAP adjustments:							
Interest expense, net	71.9	53.8	18.0	50.0	31.8	32.3	37.4
Loss on debt extinguishment[1]	–	–	–	25.9	25.9	–	–
Depreciation and amortization	11.7	9.1	3.4	9.8	7.2	2.6	7.1
Unit-based compensation	0.8	0.7	0.3	1.4	1.3	0.9	0.4
Other (income) expense[2]	9.4	9.4	0.2	(8.7)	(4.8)	7.3	0.6
Impairment of property and equipment	11.2	7.5	0.2	2.7	1.9	1.5	13.2
Loss on sale/abandonment of property and equipment and bakery shutdown costs[3]	0.4	0.3	–	4.2	1.0	0.2	5.2
Special employee incentive compensation[4]	–	–	–	3.9	–	–	–
Distributions for Cash taxes and tax sharing and income tax provision	0.3	0.3	–	–	–	–	–
Adjusted EBITDA[5]	**$204.5**	**$162.4**	**$55.6**	**$177.9**	**$135.9**	**$40.7**	**$145.3**
Superior Adjusted EBITDA[6][7]	3.0	2.0	–	4.2	3.3	0.9	2.1
Adjusted EBITDA (incl. Superior)	**$207.4**	**$164.5**	**$55.6**	**$182.2**	**$139.2**	**$41.6**	**$147.5**
Revenue (incl. Superior)	**$717.9**	**$562.5**	**$196.2**	**$653.7**	**$498.3**	**$166.2**	**$582.2**
EBITDA Margin (Adjusted EBITDA divided by Revenue)	**28.9%**	**29.2%**	**28.4%**	**27.9%**	**27.9%**	**25.1%**	**25.3%**
Capital Expenditures (incl. Superior)	**$29.4**	**$26.0**	**$11.0**	**$27.7**	**$24.3**	**$6.9**	**$55.1**
FCF Conversion (Adjusted EBITDA incl. Superior – Capital Expenditures divided by Adjusted EBITDA incl. Superior)	**85.8%**	**84.2%**	**80.2%**	**84.8%**	**82.5%**	**83.3%**	**62.6%**

Footnotes on next page

® HOSTESS NON-GAAP RECONCILIATIONS (UNAUDITED) (1) For the nine months ended September 30, 2015, Hostess Holdings recorded a loss on a partial extinguishment of Hostess Holdings’ original Term Loan of $25.9 million, which consisted of prepayment penalties of $9.9 million and write-off of deferred financing costs of $16.0 million. For the year ended December 31, 2015, Hostess Holdings recorded a loss on extinguishment related to Hostess Holdings’ original Term Loan of $25.9 million, which consisted of prepayment penalties of $9.9 million and write-off of deferred financing costs of $16.0 million. (2) For the nine months ended September 30, 2016 and the year ended September 30, 2016, other expense of $9.4 million primarily consisted of legal and professional fees related to Hostess Holdings’ business combination agreement with Gores Holdings, Inc., transaction costs attributable to the acquisition of Superior, and the pursuit of a potential acquisition that has since been abandoned. Other income for the nine months ended September 30, 2015, primarily consisted of $12.0 million of proceeds from the sale of foreign trademark rights and perpetual irrevocable licenses to certain “know how” in certain countries in the Middle East. For the year ended December 31, 2015, other income consisted of $12.0 million of proceeds from the sale of foreign trademark rights and perpetual irrevocable licenses to certain “know how” in certain countries in the Middle East, partially offset by $3.3 million for professional service fees related to Hostess Holdings’ pursuit of a potentia l sale of Hostess. For the three months ended September 30, 2016, the three months ended September 30, 2015, and the year ended December 31, 2014 other expense was $0.3 million, $7.3 million and $0.6 million, respectively. (3) For the nine months ended September 30, 2016, Hostess Holdings incurred a loss on sale/abandonment of property and equipment and bakery shutdown costs of $0.4 million, primarily due to utilities, insurance, taxes and maintenance expenses related to the Schiller Park, Illinois bakery. For the nine months ended September 30, 2015, Hostess Holdings incurred bakery shutdown costs of $1.0 million associated with the closure and relocation of assets. For the years ended December 31, 2015 and December 31, 2014, Hostess Holdings incurred bakery shutdown costs associated with the closure and relocation of assets of $1.2 million and $1.4 million, respectively. Also, for the year ended December 31, 2014, Hostess Holdings incurred bakery shutdown costs associated with employee severance and Worker Adjustment and Retraining Notification (WARN) Act payments of $2.9 million. Hostess Holdings recorded a loss on sale and abandonment of property and equipment of $3.0 million and $0.8 million for the years ended December 31, 2015 and December 31, 2014, respectively. (4) For the year ended December 31, 2015, a one-time special bonus payment of $2.6 million and $1.3 million was paid to employees at Hostess Holdings’ bakery facilities and corporate employees, respectively, as compensation for their efforts in the successful recapitalization of Hostess. (5) Adjusted EBITDA does not addback related party expenses, which consists of expenses associated with the employment agreement with Mr. Metropoulos as the Chief Executive Officer/Executive Chairman. Upon consummation of the transaction with Gores Holdings, Inc., Mr. Metropoulos’s employment agreement was terminated and a new employment agreement was entered into with cash payments for Footnotes from prior page

® GLOSSARY Term Definition ACV All-commodity volume (%) BFY Better-for-you C-store Convenience store ISB In-store bakery LTO Limited time offer PHO Partially hydrogenated oils SBG Sweet baked goods SKU Stock keeping unit